MEMORIAL FUNDS

                              GOVERNMENT BOND FUND

                              INSTITUTIONAL SHARES

                       Supplement Dated October 3, 2000 to
                          Prospectus Dated May 1, 2000

Effective September 18, 2000, sub-adviser for Government Bond Fund (the "Fund") began managing the Fund's portfolio so that under normal circumstances 100 percent of the Fund's total assets will be invested in fixed and variable rate U.S. Government Securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities.